Move, Inc. Announces Second Quarter 2010 Financial Results

CAMPBELL, Calif., Aug. 5 /PRNewswire-FirstCall/ -- Move, Inc. (Nasdaq: MOVE) today reported financial results for the second quarter ended June 30, 2010.

Revenue in the second quarter of 2010 was $49.7 million, compared to $54.6 million in the second quarter of 2009.  Net loss applicable to common stockholders, including discontinued operations, was $1.4 million, or a $0.01 loss per share, in the second quarter of 2010 compared to net income of $3.3 million, or $0.02 per share, in the second quarter of 2009.  Non-GAAP Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) for the second quarter of 2010 was $5.6 million, or 11 percent of revenue, as compared to $7.5 million, or 14 percent of revenue, for the second quarter of 2009.  Move, Inc. has reported adjusted EBITDA because management uses it to monitor and assess the company's performance and believes it is helpful to investors in understanding the Company's business.

"Move continues to execute as changes implemented over the past year have yielded positive early returns and our core business continues to stabilize," said Steve Berkowitz, chief executive officer at Move, Inc. "In the past few months, we made good progress against our core business strategies, releasing beta sites for both Realtor.com® and Move.com, several updates to our iPhone app and Top Producer® 8i®.  These and other efforts leverage recent investments in technology, and will enable us to improve the online search experience for consumers while delivering more marketing tools to real estate professionals, empowering them to more effectively leverage data and grow their businesses."

Second Quarter 2010 Highlights:

  Move maintained its dominant market leadership, leading the industry in unique users and total engagement.  In June, Move attracted 11.8 million unique users(1) who spent more than 240 million minutes on our network(1).  Visitors to the Move Network viewed more than 400 million pages, more than the next five competitors combined.
  The Company launched the beta site for Realtor.com.  The new site improvements leverage Move's eighteen-month technology investment to completely rebuild the site's underlying platform, enabling more innovation in real estate search and greater flexibility to deliver a superior customer experience.  The new site developments include significant improvements in search, map display, and a host of other capabilities slated for general availability in the coming months.
  Move's Realtor.com Real Estate Search iPhone application has been downloaded nearly 1.5 million times in the last 6 months.  The application was named one of four great iPhone apps by Money Magazine, and the number one real estate application by Clareity Consulting with best features, best ratings and ease of use.
  Move also released the highly anticipated next generation of the Top Producer® 8i® CRM solution.  Key upgrades included a new social media integration featuring the ability to capture updates, status changes and postings from Facebook and Twitter directly into Top Producer 8i's contact, calendar and outreach programs.
  The Company integrated Lat49, the premier location-focused ad platform, across the Move Network of websites.  Advertisers on Realtor.com can now better target their products, services and retail locations throughout the United States based on a visitor's physical location, as well as any expressed location of interest based on map views or other search-based or home-search criteria.

Business Outlook

Move today provided guidance for the quarter ending September 30, 2010.  For the quarter ending September 30, 2010, Move expects revenue to range between $48.5 - $49.5 million and expects to report Adjusted EBITDA margin of approximately 10 to 11 percent.

Move also provided updated guidance for the fiscal year ending December 31, 2010.  The company currently expects revenue to range between $194 million and $197 million, with an Adjusted EBITDA target of approximately 11 percent.

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Thursday, August 5, 2010, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time).  In order to participate in the call, please dial (877) 312-5848, or if outside the U.S., (253) 237-1155, at least five minutes prior to the 1:30 p.m. PT start time.  A live webcast and replay of the call will also be available at http://investor.move.com under the Events & Presentations menu.  An audio replay will be available between 7:30 p.m. ET, August 5, 2010, and 11:59 p.m. ET, August 19, 2010, by calling (800) 642-1687, or (706) 645-9291, with passcode 87787726.

For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view our annual report as filed on March 5, 2010 with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2009.  Move's Form 10-Q for the quarter ended June 30, 2010 is expected to be filed with the Securities and Exchange Commission on, or before, August 9, 2010.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from continuing operations excluding interest income, net, provision for income taxes, impairment of auction rate securities, litigation settlement charges and certain other non-cash and non-recurring items, principally depreciation, amortization and stock-based compensation and other charges, which is referred to as Adjusted EBITDA. The Company has also presented a non-GAAP table of Financial Data for the three and six month periods ended June 30, 2010 and 2009 that extracts stock-based compensation under ASC Topic 718 "Compensation – Stock Compensation."  A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

ABOUT MOVE, INC.

Move, Inc. (Nasdaq: MOVE) is the leader in online real estate with 11.8(1) million monthly visitors to its online network of websites.  Move, Inc. operates:  Move.com, a leading destination for information on new homes and rental listings, moving, home and garden and home finance; REALTOR.com(R), the official Web site of the National Association of REALTORS(R); Moving.com; SeniorHousingNet; and TOP PRODUCER Systems.  Move, Inc. is based in Campbell, California.

(1) comScore Media Metrics, June 2010

MOVE, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts)
	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)

Revenue	$49,691	$54,637	$98,334	$109,505
Cost of revenue (1)	11,088	12,804	22,016	25,451
Gross profit	38,603	41,833	76,318	84,054

Operating expenses: (1)
Sales and marketing	18,872	21,387	37,204	42,149
Product and web site development	8,136	6,425	16,662	12,808
General and administrative	10,800	11,364	21,489	35,001
Amortization of intangible assets	104	108	209	259
Litigation settlement	—	975	—	975
Total operating expenses	37,912	40,259	75,564	91,192
Operating income (loss) from continuing operations	691	1,574	754	(7,138)

Interest income, net	178	314	734	449
Earnings of unconsolidated joint venture	193	—	299	—
Impairment of auction rate securities	—	—	(19,559)	—
Other income (expense), net	(1,069)	386	(1,102)	491
Income (loss) from continuing operations before income taxes	(7)	2,274	(18,874)	(6,198)

Provision for income taxes	28	81	91	177

Income (loss) from continuing operations	(35)	2,193	(18,965)	(6,375)

Income (loss) from discontinued operations	—	107	—	(249)
Gain on disposition of discontinued operations	—	2,303	—	2,303
Net income (loss)	(35)	4,603	(18,965)	(4,321)

Convertible preferred stock dividend and related accretion	(1,341)	(1,307)	(2,674)	(2,605)
Net income (loss) applicable to common stockholders	$(1,376)	$3,296	$(21,639)	$(6,926)

Basic net income (loss) per share applicable to common stockholders:
Continuing operations	$(0.01)	$0.01	$(0.14)	$(0.06)
Discontinued operations	—	0.02	—	0.01
Basic net income (loss) per share applicable to common stockholders:	$(0.01)	$0.02	$(0.14)	$(0.05)

Diluted net income (loss) per share applicable to common stockholders
Continuing operations	$(0.01)	$0.01	$(0.14)	$(0.06)
Discontinued operations	—	0.02	—	0.01
Diluted net income (loss) per share applicable to common stockholders	$(0.01)	$0.02	$(0.14)	$(0.05)

Shares used in calculation of net income (loss) per share applicable to common stockholders:

Basic	154,641	152,920	154,574	153,019
Diluted	154,641	156,552	154,574	153,019

(1) Includes stock-based compensation as follows:

Cost of revenue	$45	$46	$92	$83
Sales and marketing	430	604	840	877
Product and web site development	308	187	790	327
General and administrative	964	334	1,917	10,372
	$1,747	$1,171	$3,639	$11,659

MOVE, INC. CONSOLIDATED BALANCE SHEETS (in thousands)
	June 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$156,527	$106,847
Accounts receivable, net	10,400	10,782
Other current assets	11,717	12,101
Total current assets	178,644	129,730

Property and equipment, net	22,066	21,139
Long-term investments	—	111,800
Investment in unconsolidated joint venture	6,948	6,649
Goodwill, net	16,969	16,969
Intangible assets, net	3,251	3,460
Other assets	1,351	1,548
Total assets	$229,229	$291,295

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,915	$5,545
Accrued expenses	17,966	18,335
Deferred revenue	16,011	15,951
Line of credit	—	64,630
Total current liabilities	37,892	104,461

Other non-current liabilities	2,652	1,096
Total liabilities	40,544	105,557

Series B convertible preferred stock	114,215	111,541

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	156	156
Additional paid-in capital	2,117,038	2,112,613
Accumulated other comprehensive income	371	(17,116)
Accumulated deficit	(2,043,095)	(2,021,456)
Total stockholders’ equity	74,470	74,197

Total liabilities and stockholders’ equity	$229,229	$291,295

MOVE, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)
	Six Months Ended June 30,
	2010	2009
	(unaudited)
Cash flows from continuing operating activities:
Loss from continuing operations	$(18,965)	$(6,375)
Adjustments to reconcile loss from continuing operations to net cash provided by continuing operating activities:
Depreciation	5,155	5,287
Amortization of intangible assets	209	259
Provision for doubtful accounts	(120)	811
Impairment of auction rate securities	19,559	—
Stock-based compensation and charges	3,906	11,925
Earnings of unconsolidated joint venture	(299)	—
Change in market value of embedded derivative liability	—	(536)
Other non-cash items	(115)	(56)
Changes in operating assets and liabilities, net of discontinued operations:
Accounts receivable	502	(51)
Other assets	104	354
Accounts payable and accrued expenses	(724)	(1,774)
Deferred revenue	58	(4,701)

Net cash provided by continuing operating activities	9,270	5,143
Net cash used in discontinued operating activities	—	(1,225)
Net cash provided by operating activities	9,270	3,918

Cash flows from investing activities:
Purchases of property and equipment	(6,078)	(4,453)
Proceeds from the sale of auction rate securities	109,841	—
Proceeds from the sale of marketable equity securities	14	—
Net cash provided by (used in) continuing investing activities	103,777	(4,453)
Net cash provided by discontinued operations	—	1,739
Net cash provided by (used in) investing activities	103,777	(2,714)

Cash flows from financing activities:
Proceeds from exercise of stock options and share issuances under employee stock purchase plans	519	70
Restricted cash	462	81
Gross proceeds from line of credit	64,700	—
Proceeds from loan payable	316	—
Gross principal payments on line of credit	(129,330)	—
Principal payments on loan payable	(34)	—
Tax payment related to net share settlements of restricted stock awards	—	(1,064)
Payments on capital lease obligations	—	(339)
Net cash used in financing activities	(63,367)	(1,252)

Change in cash and cash equivalents	49,680	(48)

Cash and cash equivalents, beginning of period	106,847	108,935

Cash and cash equivalents, end of period	$156,527	$108,887

MOVE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
INCOME (LOSS) FROM CONTINUING OPERATIONS EXCLUDING INTEREST INCOME, PROVISION FOR INCOME
TAXES, STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, IMPAIRMENT OF AUCTION RATE
SECURITIES, AMORTIZATION, LITIGATION SETTLEMENT AND NON-RECURRING SEVERANCE COSTS (EBITDA)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(unaudited)		(unaudited)

Income (loss) from continuing operations	$(35)	$2,193	$(18,965)	$(6,375)

Plus:
Interest income, net	(178)	(314)	(734)	(449)
Provision for income taxes	28	81	91	177
Stock-based compensation	1,747	1,171	3,639	11,659
Stock-based charges	91	117	267	266
Depreciation	2,554	2,668	5,155	5,287
Impairment of auction rate securities	—	—	19,559	—
Loss on sale of auction rate securities	1,098	—	1,098	—
Amortization of intangible assets, including unconsolidated joint venture	301	108	688	259
Litigation settlement	—	975	—	975
Non-recurring severance costs	—	497	—	2,397
Adjusted EBITDA	$5,606	$7,496	$10,798	$14,196

MOVE, INC. OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)
	Three Months Ended
	June 30, 2010
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$49,691	$—	$49,691
Cost of revenue	11,088	(45)	11,043
Gross profit	38,603	45	38,648

Sales and marketing	18,872	(430)	18,442
Product and web site development	8,136	(308)	7,828
General and administrative	10,800	(964)	9,836
Amortization of intangibles	104	—	104
Total operating expenses	37,912	(1,702)	36,210

Operating income from continuing operations	$691	$1,747	$2,438

	Three Months Ended
	June 30, 2009
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$54,637	$—	$54,637
Cost of revenue	12,804	(46)	12,758
Gross profit	41,833	46	41,879

Sales and marketing	21,387	(604)	20,783
Product and web site development	6,425	(187)	6,238
General and administrative	11,364	(334)	11,030
Amortization of intangibles	108	—	108
Litigation settlement	975	—	975
Total operating expenses	40,259	(1,125)	39,134

Operating income from continuing operations	$1,574	$1,171	$2,745

MOVE, INC. OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)
	Six Months Ended
	June 30, 2010
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$98,334	$—	$98,334
Cost of revenue	22,016	(92)	21,924
Gross profit	76,318	92	76,410

Sales and marketing	37,204	(840)	36,364
Product and web site development	16,662	(790)	15,872
General and administrative	21,489	(1,917)	19,572
Amortization of intangibles	209	—	209
Total operating expenses	75,564	(3,547)	72,017

Operating income from continuing operations	$754	$3,639	$4,393

	Six Months Ended
	June 30, 2009
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$109,505	$—	$109,505
Cost of revenue	25,451	(83)	25,368
Gross profit	84,054	83	84,137

Sales and marketing	42,149	(877)	41,272
Product and web site development	12,808	(327)	12,481
General and administrative	35,001	(10,372)	24,629
Amortization of intangibles	259	—	259
Litigation settlement	975	—	975
Total operating expenses	91,192	(11,576)	79,616

Operating income (loss) from continuing operations	$(7,138)	$11,659	$4,521

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CONTACT:  Todd Friedman, todd@blueshirtgroup.com, or Stacie Bosinoff, Stacie@blueshirtgroup.com, both of The Blueshirt Group, +1-415-217-7722, for Move, Inc.